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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 26, 2002
                                                 ---------------

                                      UICI
             (Exact name of registrant as specified in its charter)

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
                  Delaware                                        001-14953                     75-2044750
-----------------------------------------------           -------------------------     ---------------------------
(State or other jurisdiction of incorporation                  (Commission File               (IRS Employer
              or organization)                                    Number)                   Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                                                        75244
----------------------------------------------------------                              ---------------------------
  (Address of principal executive offices)                                                       (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Explanatory Note: This Form 8-K/A amends and restates Item 4 of the Current
Report on Form 8-K filed by UICI ("UICI" or the "Company") with the Securities and Exchange Commission on September 4, 2002.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

          On August 26, 2002, UICI dismissed Ernst & Young LLP as its independent accountants and selected KPMG LLP as its new independent accountants effective August 26, 2002. The Company's Audit Committee participated in and approved the decision to change independent accountants.

          The reports of Ernst & Young LLP on the financial statements for each of the past two fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In addition, in connection with its audits of the Company's financial statements for each of the two most recent fiscal years and the subsequent interim period through August 26, 2002, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.

          Except as described in the next succeeding paragraphs, during the two most recent fiscal years and the subsequent interim period through August 26, 2002, there were no reportable events (as defined in Regulation S-K
     Item 304(a)(1)(v)).

          In a letter dated April 4, 2000 to the Audit Committee of the Company's Board of Directors, Ernst & Young LLP advised the Company that, during the course of and in connection with Ernst & Young LLP's audit of the Company's consolidated financial statements as of, and for the year ended, December 31, 1999, Ernst & Young LLP had noted certain matters involving the Company's internal controls and its operations that Ernst & Young LLP considered to be "reportable conditions" and "material weaknesses" under standards established by the American Institute of Certified Public Accountants.

          In particular, Ernst & Young LLP identified material weaknesses at the Company's former United CreditServ, Inc. credit card operations and UICI's Academic Management Services Corp. (formerly Educational Finance Group, Inc.) subsidiary ("AMS") and a reportable condition with respect to UICI. With respect to UICI's credit card operations, Ernst & Young LLP identified as material weaknesses the failure to maintain credit card account-by-account detail of a liability account and the failure to conduct regular periodic reconciliations of that account, lack of segregation of duties with respect to preparation and review of the calculation of the credit card loan loss reserve, certain credit card aging matters, and failure to maintain a proper review and approval process for general ledger entries. With respect to UICI's Academic Management Services Corp. operations, Ernst & Young LLP identified as material weaknesses AMS's failure to maintain timely and accurate accounting records for the purchasing and originating of student loans, the failure to reconcile on a regular periodic basis its student loan receivables assets with the records of the student loan servicers, certain inadequacies in AMS's systems leading to delays in closing AMS's books on a timely basis, the lack of a formal review and approval process on the part of UICI (the parent) with respect to transactions entered into by AMS (the subsidiary), and certain inadequacies in AMS's methodologies for accounting for deferred student loan premiums and origination costs. With respect to UICI, Ernst & Young LLP identified as a reportable condition that the likelihood was high that related party transactions would not be properly recorded.


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          UICI's Audit Committee discussed the nature of these material weaknesses and the reportable condition with Ernst & Young LLP and directed that the recommendations contained in the April 4, 2000 letter be adopted and that corrective action be taken. During the course of 2000, management completed the corrective action. UICI's credit card operations (which had been designated as a discontinued operation for financial reporting purposes effective December 31, 1999) effectively ceased doing business in February 2000, and with respect to AMS the Company undertook an extensive reconciliation of its loan ledger with its servicing records and implemented a procedure of regular and periodic reconciliations thereafter. At the parent level, UICI's Board of Directors adopted enhanced procedures designed to ensure the proper identification, approval and reporting of related party transactions. As indicated above, Ernst & Young LLP subsequently delivered an unqualified opinion with respect to the UICI consolidated financial statements as of, and for the year ended December 31, 2000.

          The Company has authorized Ernst & Young LLP to respond fully to inquiries of the Company's new accountants concerning these matters.

          The Company provided Ernst & Young LLP with a copy of the disclosure made under this Item 4 of Form 8-K/A and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 27, 2002, is filed as Exhibit 16 to this Form 8-K/A.

          During the two most recent fiscal years and the subsequent interim period through August 26, 2002, neither the Company nor anyone on its behalf has consulted with KPMG LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16 Letter, dated September 27, 2002, from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountants.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           UICI
                                           ------------------------------------
                                           (Registrant)

Date    September 27, 2002                 By   /s/ Mark D. Hauptman
    ----------------------------             -----------------------------------
                                             Mark D. Hauptman
                                             Vice President and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                 DESCRIPTION
--------------                                 -----------
     16           Letter dated September 27, 2002 from Ernst & Young LLP to the
                  Securities and Exchange Commission regarding change in
                  certifying accountants